UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 2, 2011

CareFusion Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-34273	26-4123274
(Commission File Number)	(IRS Employer Identification Number)

3750 Torrey View Court, San Diego, California 92130

(Address of Principal Executive Offices, Including Zip Code)

(858) 617-2000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

As previously disclosed, CareFusion Corporation (the “Company”) made a decision in July 2011 to realign its businesses into two new global operating segments. As a result of this business realignment, the Company also made a determination to align its reportable segments with its new operating segments. Commencing with the quarter ended September 30, 2011, the Company will begin reporting its financial results based on its two new operating and reportable segments, as follows:

•

Medical Systems: The Medical Systems segment is organized around the Company’s medical equipment businesses. Within the Medical Systems segment, the Company operates its Dispensing Technologies, Infusion Systems and Respiratory Technologies business lines. The Dispensing Technologies business line includes equipment and related services for medication and supply dispensing. The Infusion Systems business line includes infusion pumps and dedicated disposable infusion sets and accessories. The Respiratory Technologies business line includes respiratory ventilators and dedicated disposable ventilator circuits and accessories. The Company also includes its software-based infection detection services business within the Medical Systems segment, which it reports as “Other.”

•

Procedural Solutions: The Procedural Solutions segment is organized around the Company’s disposable products businesses. Within the Procedural Solutions segment, the Company operates its Infection Prevention, Medical Specialties and Specialty Disposables business lines. The Infection Prevention business line includes single-use skin antiseptic and other patient-preparation products and non-dedicated disposable infusion administration sets and accessories. The Medical Specialties business line includes interventional specialty products used for biopsy, drainage and other procedures, as well as reusable surgical instruments. The Specialty Disposables business line includes non-dedicated disposable ventilator circuits and oxygen masks used in respiratory therapy. The Company also includes its respiratory diagnostics business and its neurological care business within the Procedural Solutions segment, which it reports as “Other.”

The Company has furnished with this report the following summary historical financial data that reflects the Company’s new reportable segments:

•

Exhibit 99.1 includes unaudited segment and select business line revenue information for the fiscal year ended June 30, 2010 and for each of the quarterly periods in the fiscal year ended June 30, 2011.

•

Exhibit 99.2 includes unaudited adjusted segment financial information that reflects the impact of non-recurring items on segment revenue and operating income for the fiscal year ended June 30, 2010 and for each of the quarterly periods in the fiscal year ended June 30, 2011.

The information contained in Exhibit 99.2 includes non-GAAP financial measures. A discussion of the reasons why management believes that the presentation of non-GAAP financial measures provides useful information to investors regarding the Company’s financial condition and results of operations has been furnished as Exhibit 99.3 to the Company’s report on Form 8-K filed with the Securities and Exchange Commission on August 8, 2011.

The information contained in this Item 8.01 and Exhibits 99.1 and 99.2 to this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, Exchange Act, except as expressly set forth by specific reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description of Exhibit

99.1	Historical segment and select business line revenue information (unaudited)*

99.2	Historical adjusted segment financial information (unaudited)*

*	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CareFusion Corporation
(Registrant)

Date: November 2, 2011	By:	/s/ Joan Stafslien
		Name:	Joan Stafslien
		Title:	Executive Vice President, Chief Compliance Officer, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Historical segment and select business line revenue information (unaudited)*

99.2	Historical adjusted segment financial information (unaudited)*

*	Furnished herewith.